Exhibit 99.1

EXECUTION COPY

SUPPLEMENT

Supplement (this “Supplement”) dated as of December 16, 2004, among E*TRADE Consumer Finance Corporation, a Delaware corporation, formerly known as Ganis Credit Corporation (“ETCFC”), E*Trade Bank, a federal savings bank (“E*Trade”), Wilmington Trust Company, a Delaware banking corporation as trustee (the “Trustee”), Wells Fargo Bank, National Association, a national banking association, as owner trustee (the “Owner Trustee”), and JPMorgan Chase Bank, N.A., as indenture trustee (the “Indenture Trustee”).

WHEREAS, pursuant to the Boat Mortgage Trust Agreement dated as of May 1, 1999 (as amended, amended and restated or otherwise modified from time to time in accordance with its terms, the “Boat Mortgage Trust Agreement”) between ETCFC (as assignee of Deutsche Financial Services Corporation) and the Trustee, the Trustee holds Liens in Documented Boats; and

WHEREAS, Boat Receivables relating to Documented Boats are being sold by E*Trade Bank, assignor (the “Assignor”), the current Collateral Beneficiary with respect to such Documented Boats, to ETCFC pursuant to a Depositor Sale Agreement, dated as of the date hereof, between E*Trade Bank and ETCFC and sold by ETCFC into a Securitization Trust to be known as “E*Trade RV and Marine Trust 2004-1” (the “Securitization Trust”) pursuant to a Transfer and Servicing Agreement dated as of the date hereof (the “Specified Transfer and Servicing Agreement”) among the Securitization Trust, ETCF Asset Funding Corporation, a Nevada corporation, and ETCFC, as servicer.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein are used as defined in (or by reference in) the Boat Mortgage Trust Agreement or if not defined therein, as defined in (or by reference in) the Specified Transfer and Servicing Agreement.

Section 2. Liens Transferred; Collateral Beneficiaries.

(a) The “Schedule of Receivables” referred to in the Specified Transfer and Servicing Agreement lists Boat Receivables secured by the Documented Boats as well as Receivables which are not secured by Documented Boats. Subject to the terms of the Boat Mortgage Trust Agreement, the Trustee agrees to hold the Liens relating to such Documented Boats (the “Designated Liens”) for the benefit of the Collateral Beneficiaries identified in Annex 1 attached hereto.

(b) For the avoidance of doubt, Collateral Beneficiaries with respect to any Financing Transaction other than the Securitization Trust identified in the recitals hereto shall have no interest in the Liens in the Documented Boats referred to in Section 2(a) of this Supplement.

Section 3. Miscellaneous; Consent.

(a) The Assignor acknowledges and agrees with the terms hereof and hereby assigns to the Indenture Trustee all of its right, title and interest in, to and under the Trust Agreement and the Trust (including Assignor’s rights as a Collateral Beneficiary) with respect to

Supplement to Boat Mortgage Trust Agreement

the Designated Liens only, effective on the date hereof. The Indenture Trustee hereby accepts such assignment.

(b) The Collateral Beneficiaries agree to comply with the terms of the Boat Mortgage Trust Agreement as if they were parties thereto.

(c) Sections 6.3, 8.2, 8.4, 8.7, 8.8, 8.10, 8.11, 8.12 and 8.14 of the Boat Mortgage Trust Agreement are hereby incorporated by reference in this Supplement as if set forth in full herein, with the references in such Sections to the Boat Mortgage Trust Agreement applying with equal force instead to this Supplement.

(d) All demands, notices and communications under this Supplement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested; hand delivery; prepaid courier service; or facsimile transmission, and addressed in each case as follows: (a) if to ETCFC, at 3353 Michelson Drive, 2nd Floor, Irvine, California 92612, Attention: Treasurer or Assistant General Counsel, telephone (949)         -            ; (b) if to the Other Trustee, at 1100 N. Market Street, Rodney Square North, Wilmington, Delaware 19890, Attention: Vice President, telephone (302) 651-8775, facsimile (302) 651-1576; and (c) if to the Indenture Trustee, at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Corporate Trust Administration/Asset-Backed Securities E*Trade RV and Marine Trust 2004-1, facsimile (212) 623-5933, or at such other address as shall be designated by the applicable Person in a written notice to the other parties to this Supplement.

[SIGNATURES FOLLOW]

2	Supplement to Boat Mortgage Trust Agreement

IN WITNESS WHEREOF, each of the undersigned have caused this Supplement to be duly executed by its respective officers as of the day and year first above written.

E*TRADE CONSUMER FINANCE CORPORATION, as Seller and Initial Beneficiary

By:
Name:
Title:

WILMINGTON TRUST COMPANY, as Trustee

By:
Name:
Title:

Wells Fargo Bank, National Association, not in its individual capacity, but solely as Owner Trustee with respect to the Securitization Trust

By:
Name:
Title:

JPMorgan Chase Bank, N.A., not in its individual capacity, but solely as Indenture Trustee

By:
Name:
Title:

Supplement to Boat Mortgage Trust Agreement

ACKNOWLEDGED AND AGREED:

E*TRADE BANK

By:
Name:
Title:

Supplement to Boat Mortgage Trust Agreement

ANNEX 1

to Supplement

COLLATERAL BENEFICIARIES

JPMorgan Chase Bank, N.A.,

as Indenture Trustee

for the benefit of

the Noteholders and

Residual Interestholder

Wells Fargo Bank, National Association,

as Owner Trustee

E*Trade RV and Marine Trust 2004-1

Supplement to Boat Mortgage Trust Agreement